Derivative	12 Months Ended
Dec. 31, 2024
Derivative [Abstarct]
Derivative
11.	Derivative

Pursuant to the Arrangement under which Equinox distributed 60% of the shares of the Company to its shareholders in August of 2018, the Company became obligated to issue Solaris common shares on any exercise of then existing Equinox Warrants. The obligation to issue shares on exercise of Equinox Warrants met the definition of a derivative.

As at December 31, 2023, the Company no longer had an obligation with respect to the Equinox Warrants as the last tranche of the Equinox Warrants expired on May 7, 2023 (Note 12(iv)). During the year ended December 31, 2023, the Company issued 150,589 common shares on exercise of 3,011,765 Equinox Warrants. A continuity of the derivative liability is as follows:

As at December 31,	2023
Balance, start of year	$365
Exercise of warrants	(469)
Change in fair value	105
Foreign exchange on translation	(1)
Balance, end of year	$–